Exhibit 10.27

COHBAR, INC.

AMENDMENT

TO COMMON STOCK PURCHASE WARRANT

This Amendment to Common Stock Purchase Warrant, dated as of February 25, 2020 (this “Amendment”), amends that certain Common Stock Purchase Warrant (the “Warrant”) issued under that certain Subscription Agreement (the “Subscription Agreement”) dated July 14, 2017, by and between CohBar, Inc., a Delaware corporation (the “Company”) and the undersigned investor (the “Investor”), and is entered into by and between the Company and the Investor. All capitalized terms used in this Amendment, but not defined herein, shall have the meanings given to them in the Subscription Agreement and the Warrant.

RECITALS

WHEREAS, Section 15(a) of the Warrant provides that the Warrant may be amended with the written consent of the Company and the Investor.

WHEREAS, the Company and the Investor desire to amend the Warrant to extend the Warrant’s Maturity Date from June 30, 2020 to September 30, 2021.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendment to the Expiration Date of the Warrant. The Expiration Date of the Warrant is hereby amended to be September 30, 2021.

2. Effect of Amendment. Except as amended by this Amendment, the terms of the Warrant remain in full force and effect.

3. Governing Law. This Amendment shall be governed in all respects by the laws of the State of Delaware, without giving effect to principles of conflicts of law.

4.  Integration. This Amendment, the Subscription Agreement and the Warrant and the documents referred to herein and therein and the exhibits and schedules hereto and thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Common Stock Purchase Warrant as of the date first written above.

THE COMPANY: COHBAR, INC.

By:
Name:
Title:

[Signature Page to Cohbar, Inc. Amendment to Common Stock Purchase Warrant]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Common Stock Purchase Warrant as of the date first written above.

IF AN INDIVIDUAL:

By:
(duly authorized signature)

Name:
(please print full name)
Date:

IF AN ENTITY:

(please print complete name of entity)

By:
(duly authorized signature)

Name:
(please print full name)

Title:
(please print full title)

Date:

[Signature Page to Cohbar, Inc. Amendment to Common Stock Purchase Warrant]